EMPLOYMENT AGREEMENT


           AGREEMENT, made and entered into as of the 1st day of November, 2000, by and between THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. (the "Company"), and LAURANE MAGLIARI. (the "Employee").

                           W I T N E S S E T H


           WHEREAS, the Company and the Employee (the "Parties") have agreed to enter into this agreement (the "Agreement) relating to the employment of the Employee by the Company;

           NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the Parties, intending to be legally bound, agree as follows:

1.    Term of Employment.

(a) The Company agrees to continue to employ the Employee, and the Employee agrees to remain in the employment of the Company, in accordance with the terms and provisions of this Agreement, for the period set forth below (the "Employment Period").

(b) The Employment Period under this Agreement shall commence as of November 1, 2000 and, subject only to the provisions of Sections 7, 8 and 9 below relating to termination of employment, shall continue until (i) the close of business on October 31, 2003 or (ii) such later date as shall result from the operation of subparagraph (c) below (the "Terminal Date").

(c) Commencing on May 1, 2002, and on the first business day of each month thereafter (such date and each such first business day, the "Renewal Date") the Terminal Date set forth in subparagraph (b) above shall be extended so as to occur eighteen months from the Renewal Date unless either the Company or the Employee shall have given written notice to the other Party on or before such Renewal Date that the Terminal Date is not to be extended.

2.    Duties.

           It is the intention of the Parties that during the term of her employment under this Agreement, the Employee will serve as Senior Vice
President, People Resources and Services of the Company. The Employee will devote her full business time and attention to the affairs of the Company and her duties as its Senior Vice President, People Resources and Services. The Employee will have such duties as are appropriate to her position as Senior Vice President, People Resources and Services, and will have such authority as required to enable her to perform these duties. Consistent with the foregoing, the Employee shall comply with all reasonable instructions of the President and Chief Executive Officer of the Company. The Employee will be based in Montvale, New Jersey and her services will be rendered there except insofar as travel may be involved in connection with her regular duties. The Employee will report directly to the President and Chief Executive Officer of the Company.

3.    Salary and Bonus.

3.1 Salary. The Company will pay the Employee a base salary at an initial annual rate of not less than $335,000, which base salary as in effect from time to time will not be reduced and will be reviewed periodically (at intervals of not more than eighteen (18) months) by the Compensation Committee of the Board of Directors (the "Board") for the purpose of considering increases thereof. In evaluating increases in the Employee's base salary, the Compensation Committee of the Board will take into account such factors as corporate performance, individual merit, and such other considerations as it deems appropriate. The Employee's base salary will be paid in accordance with the standard practices for other corporate executives of the Company.

3.2   Bonuses.

           The Employee will be eligible to receive annually or otherwise any bonus awards, whether payable in cash, shares of common stock of the Company or otherwise, which the Company, the Compensation Committee of the Board or such other authorized committee of the Board determines to award or grant.

4.    Benefit Programs.

           The Employee will receive such benefits and awards, including without limitation stock options and restricted share awards, as the Compensation Committee of the Board shall determine and will be eligible to participate in all employee benefit plans and programs of the Company from time to time in effect for the benefit of senior executives of the Company, including, but not limited to, pension and other retirement plans, group life insurance, hospitalization and surgical and major medical coverages, sick leave, salary continuation arrangements, vacations and holidays, long-term disability, and such other benefits as are or may be made available from time to time to senior executives of the Company.

5.    Business Expenses and Perquisites.

           The Employee will be reimbursed for all reasonable expenses incurred by her in connection with the conduct of the business of the Company, provided she properly accounts therefor in accordance with the Company's policies. She will also be entitled to such other perquisites as are customary for senior executives of the Company.

6. Office and Services Furnished. The Company shall furnish the Employee with office space, secretarial assistance and such other facilities and services as shall be suitable to the Employee's position and adequate for the performance of her duties hereunder.

7.    Termination of Employment by the Company.

7.1 Involuntary Termination by the Company Other Than For Permanent and Total Disability or For Cause. The Company may terminate the Employee's employment at any time and for any reason by giving her a written notice of termination to that effect at least 45 days before the date of termination. In the event the Company terminates the Employee's employment for any reason other than for Permanent and Total Disability, as provided in Section 7.2, below, or for Cause, as provided in Section 7.3, below, the Employee shall be entitled to the benefits described in Section 10 or Section 11, whichever is applicable.

7.2 Termination Due to Permanent and Total Disability. If the Employee incurs a Permanent and Total Disability, as defined below, the Company may terminate the Employee's employment by giving her written notice of termination at least 45 days before the date of such termination. In the event of such termination of the Employee's employment because of Permanent and Total Disability, the Employee shall be entitled to receive (i) her base salary pursuant to Section
3.1 and any other compensation and benefits to the extent actually earned by the Employee pursuant to this Agreement or any benefit plan or program of the Company as of the date of such termination of employment at the normal time for payment of such salary, compensation or benefits, and (ii) any reimbursement amounts owing under Section 5. For purposes of this Agreement, the Employee shall be considered to have incurred a Permanent and Total Disability if she is unable to substantially carry out her duties under this Agreement by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The existence of such Permanent and Total Disability shall be evidenced by such medical certification as the Secretary of the Company shall require and shall be subject to the approval of the Compensation Committee of the Board of Directors of the Company.

7.3 Termination for Cause. The Company may terminate the Employee's employment for Cause if (i) the Employee willfully, substantially, and continually fails to perform the duties for which she is employed by the Company, (ii) the Employee willfully fails to comply with the reasonable instructions of the President and Chief Executive Officer of the Company, (iii) the Employee willfully engages in conduct which is or would reasonably be expected to be materially and demonstrably injurious to the Company, (iv) the Employee willfully engages in an act or acts of dishonesty resulting in material personal gain to the Employee at the expense of the Company, (v) the Employee is convicted of a felony, (vi) the Employee engages in an act or acts of gross malfeasance in connection with her employment hereunder, (vii) the Employee commits a material breach of the confidentiality provision set forth in Section 15, or (viii) the Employee exhibits demonstrable evidence of alcohol or drug abuse having a substantial adverse effect on her job performance hereunder. The Company shall exercise its right to terminate the Employee's employment for Cause by giving her written notice of termination at least 45 days before the date of such termination specifying in reasonable detail the circumstances constituting such Cause. In the event of such termination of the Employee's employment for Cause, the Employee shall be entitled to receive (i) her base salary pursuant to Section
3.1 and any other compensation and benefits to the extent actually earned pursuant to this Agreement or any benefit plan or program of the Company as of the date of such termination at the normal time for payment of such salary, compensation or benefits and (ii) any amounts owed under the reimbursement policy of Section 5.

8.    Termination of Employment by the Employee.

(a) Good Reason. The Employee may terminate her employment for Good Reason by giving the Company a written notice of termination at least 45 days before the date of such termination specifying in reasonable detail the circumstances constituting such Good Reason. In the event of the Employee's termination of her employment for Good Reason, the Employee shall be entitled to the benefits described in Section 10 or Section 11, whichever is applicable. For purposes of this Agreement, Good Reason shall mean (i) a significant reduction in the scope of the Employee's authority, functions, duties or responsibilities from that which is contemplated by this Agreement, (ii) the Employee being required to report directly to someone other than the President and Chief Executive Officer of the Company, (iii) the relocation of the Employee's office location to a location more than 50 miles away from the Employee's principal place of employment on November 1, 2000, (iv) any reduction in the Employee's base salary, or (v) a significant reduction in the employee benefits provided to the Employee other than in connection with an across-the-board reduction similarly affecting substantially all senior executives of the Company. If an event constituting a ground for termination of employment for Good Reason occurs, and the Employee fails to give notice of termination within 3 months after the occurrence of such event, the Employee shall be deemed to have waived her right to terminate employment for Good Reason in connection with such event (but not for any other event for which the 3-month period has not expired).

(b) Other. The Employee may terminate her employment at any time and for any reason, other than pursuant to subsection (a) above, by giving the Company a written notice of termination to that effect at least 45 days before the date of termination. In the event of the Employee's termination of her employment pursuant to this subsection (b), the Employee shall be entitled to receive (i) her base salary pursuant to Section 3.1 and any other compensation and benefits to the extent actually earned by the Employee pursuant to this Agreement or any benefit plan or program of the Company as of the date of such termination at the normal time for payment of such salary, compensation or benefits, and (ii) any reimbursement amounts owing under Section 5.

9. Termination of Employment By Death. In the event of the death of the Employee during the course of her employment hereunder, the Employee's estate shall be entitled to receive (i) her base salary pursuant to Section 3.1 and any other compensation and benefits to the extent actually earned by the Employee pursuant to this Agreement or any other benefit plan or program of the Company as of the date of such termination at the normal time for payment of such salary, compensation or benefits, and (ii) any reimbursement amounts owing under Section
5. In addition, in the event of such death, the Employee's beneficiaries shall receive any death benefits owed to them under the Company's employee benefit plans.

10. Benefits Upon Termination Without Cause or For Good Reason (No Change of Control). If (a) the Employee's employment with the Company shall terminate (i) because of termination by the Company pursuant to Section 7.1 other than for Cause and other than because of Permanent and Total Disability, or (ii) because of termination by the Employee for Good Reason pursuant to Section 8(a), and (b) such termination of employment does not occur within 13 months following a "Change of Control" of the Company (as defined in Section 12), the Employee shall be entitled to the following:

(a) The Company  shall pay to the Employee  her base salary  pursuant to Section
3.1 and any other compensation and benefits to the extent actually earned by the Employee under this Agreement or any benefit plan or program of the Company as of the date of such termination at the normal time for payment of such salary, compensation or benefits.

(b) The Company shall pay the Employee any reimbursement amounts owing under Section 5.

(c) The Company shall pay to the Employee as a severance benefit for each month during the 18 month period beginning with the month next following the date of termination of the Employee's employment an amount equal to one-twelfth of the sum of (i) her annual rate of base salary immediately preceding her termination of employment, and (ii) the average of her three highest annual bonuses awarded under the Company's annual management incentive bonus plan for any of the five calendar years preceding her termination of employment (or, if she was not eligible for a bonus for at least three calendar years in such five-year period, then the average of such bonuses for all of the calendar years in such five-year period for which she was eligible, and if she was not eligible for such a bonus in any previous year, then 100% of her target annual bonus for the year of termination of her employment), with any deferred bonuses counting for the year earned rather than the year paid. Each such monthly benefit shall be paid no later than the last day of the applicable month. In the event that the Employee dies before the end of such 18-month period, the payments for the remainder of such period shall be made to the Employee's estate.

(d) The Company shall pay to the Employee as a bonus for the year of termination of her employment an amount equal to a portion (determined as provided in the next sentence) of the bonus that the Employee would actually have received under the Company's annual management incentive bonus plan for the calendar year of termination of the Employee's employment if her employment had not terminated (determined on the basis of her actual bonus opportunity and the actual degree of achievement of the applicable performance goals) or, if no bonus opportunity for that year had been established for the Employee at the time of such termination of employment, such portion of the bonus awarded to her under the Company's annual management incentive bonus plan for the calendar year immediately preceding the calendar year of the termination of her employment, with deferred bonuses counting for the year earned rather than the year paid. Such portion shall be determined by dividing the number of days of the Employee's employment during such calendar year up to her termination of employment by 365 (366 if a leap year). Such payment shall be made on or about the date on which bonuses for the applicable year are paid to executives of the Company generally under the Company's annual management incentive bonus plan, and the Employee shall have no right to any further bonuses under said plan.

(e) During the period of 18 months beginning on the date of the Employee's termination of employment, the Employee shall remain covered by the medical, dental, vision, life insurance, and, if reasonably commercially available through nationally reputable insurance carriers, long-term disability plans of the Company that covered her immediately prior to her termination of employment as if she had remained in employment for such period. In the event that the Employee's participation in any such plan is barred, the Company shall arrange to provide the Employee with substantially similar benefits (but, in the case of long-term disability benefits, only if reasonably commercially available). Any medical insurance coverage for such 18-month period pursuant to this subsection
(e) shall become secondary upon the earlier of (i) the date on which the Employee begins to be covered by comparable medical coverage provided by a new employer, or (ii) the earliest date upon which the Employee becomes eligible for Medicare or a comparable Government insurance program.

11. Benefits Upon Termination Without Cause or For Good Reason (Change of Control). If (a) the Employee's employment with the Company shall terminate (i) because of termination by the Company pursuant to Section 7.1 other than for Cause and other than because of Permanent and Total Disability, (ii) because of termination by the Employee for Good Reason pursuant to Section 8(a), or (iii) for any reason during the 30 days beginning on the first anniversary of a Change of Control, and (b) such termination of employment occurs within 13 months following a "Change of Control" of the Company (as defined in Section 12), the Employee shall be entitled to the following:

(a) The Company  shall pay to the Employee  her base salary  pursuant to Section
3.1 and any other compensation and benefits to the extent actually earned by the Employee under this Agreement or any benefit plan or program of the Company as of the date of such termination at the normal time for payment of such salary, compensation or benefits.

(b) The Company shall pay the Employee any reimbursement amounts owing under Section 5.

(c) The Company shall pay to the Employee as a severance benefit an amount equal to three (3) times the sum of (i) her annual rate of base salary immediately preceding her termination of employment, and (ii) the average of her three highest annual bonuses awarded under the Company's annual management incentive bonus plan for any of the five calendar years preceding her termination of employment (or, if she was not eligible for a bonus for at least three calendar years in such five-year period, then the average of such bonuses for all of the calendar years in such five-year period for which she was eligible, and if she was not eligible for such a bonus in any previous year, then 100% of her target annual bonus for the year of termination of her employment), with any deferred bonuses counting for the year earned rather than the year paid. Such severance benefit shall be paid in a lump sum within 45 days after the date of such termination of employment.

(d) The Company shall pay to the Employee as a bonus for the year of termination of her employment an amount equal to a portion (determined as provided in the next sentence) of the bonus that the Employee would actually have received under the Company's annual management incentive bonus plan for the calendar year of termination of the Employee's employment if her employment had not terminated (determined on the basis of her actual bonus opportunity and the actual degree of achievement of the applicable performance goals) or, if no bonus opportunity for that year had been established for the Employee at the time of such termination of employment, such portion of the bonus awarded to her under the Company's annual management incentive bonus plan for the calendar year immediately preceding the calendar year of the termination of her employment, with deferred bonuses counting for the year earned rather than the year paid. Such portion shall be determined by dividing the number of days of the Employee's employment during such calendar year up to her termination of employment by 365 (366 if a leap year). Such payment shall be made on or about the date on which bonuses for the applicable year are paid to executives of the Company generally under the Company's annual management incentive bonus plan, and the Employee shall have no right to any further bonuses under said plan.

(e) During the period of 36 months beginning on the date of the Employee's termination of employment, the Employee shall remain covered by the medical, dental, vision, life insurance, and, if reasonably commercially available through nationally reputable insurance carriers, long-term disability plans of the Company that covered her immediately prior to her termination of employment as if he had remained in employment for such period. In the event that the Employee's participation in any such plan is barred, the Company shall arrange to provide the Employee with substantially similar benefits (but, in the case of long-term disability benefits, only if reasonably commercially available). Any medical insurance coverage for such 36-month period pursuant to this subsection
(e) shall become secondary upon the earlier of (i) the date on which the Employee begins to be covered by comparable medical coverage provided by a new employer, or (ii) the earliest date upon which the Employee becomes eligible for Medicare or a comparable Government insurance program.

12. Change of Control. For the purposes of this Agreement, a "Change of Control" shall be deemed to have occurred if (a) any person or persons acting together which would constitute a "group" for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (other than the Company, any subsidiary of the Company, and Tengelmann Warenhandelsgesellschaft (a partnership organized under the laws of the Federal Republic of Germany or any successor to such partnership, hereinafter "Tengelmann")) shall beneficially own (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, at least 30% of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of the Board and such voting power exceeds the then current voting power of Tengelmann; (b) control of Tengelmann is acquired by any person or persons other than family members or entities controlled by family members of Erivan Haub; (c) Current Directors (as herein defined) shall cease for any reason to constitute at least a majority of the members of the Board (for this purpose, a "Current Director" shall mean any member of the Board as of the date hereof and any successor of a Current Director whose election, or nomination for election by the Company's shareholders, was approved by at least two-thirds of the Current Directors then on the Board); (d) the shareholders of the Company approve (i) a plan of complete liquidation of the Company or (ii) an agreement providing for the merger or consolidation of the Company other than a merger or consolidation in which (x) the holders of the common stock of the Company immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger or (y) the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporation; or (e) the shareholders of the Company approve an agreement (or agreements) providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company.

13. Entitlement to Other Benefits. Except as otherwise provided in this Agreement, this Agreement shall not be construed as limiting in any way any rights or benefits that the Employee or her spouse, dependents or beneficiaries may have pursuant to any other plan or program of the Company.

14.   Non-Competition.

           The Employee agrees that during the term of this Agreement and for a period of two years following termination of her employment, the Employee will not, within any of the geographical areas of the United States or Canada in which the Company is then conducting business (either directly or through franchisees), directly or indirectly, own, manage, operate, control, be employed by, participate in, provide consulting services to, or be connected in any manner with the ownership, management, operation or control of any business similar to any of the types of businesses conducted by the Company to any significant extent during her employment or on the date of termination of her employment, except the Employee may own for investment purposes up to 1% of the capital stock of any company whose stock is publicly traded, and during such two year period following termination of her employment the Employee will not contact or solicit employees of the Company for the purpose of inducing such employees to leave the employ of the Company.

15.   Confidential Information and Trade Secrets.

           The Employee hereby acknowledges that she will have access to and become acquainted with various trade secrets and proprietary information of the Company and other confidential information relating to the Company. The Employee covenants that she will not, directly or indirectly, disclose or use such information except as is necessary and appropriate in connection with her employment by the Company and that she will otherwise adhere in all respects to the Company's policies against the use or disclosure of such information.

16.   Arbitration; Injunctive Relief.

           Any controversy or claim arising out of or relating to this Agreement, directly or indirectly, or the performance or breach thereof, will be settled by arbitration in accordance with the rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The arbitration will be held in New York, New York, or such other place as may be agreed upon at the time by the parties to the arbitration. The parties shall bear their own expenses in connection with any arbitration or proceeding arising out of or relating to this Agreement, directly or indirectly, or the performance or breach thereof; provided, however, that in the event that the Employee substantially prevails, the Company agrees promptly to reimburse the Employee for all expenses (including costs and fees of witnesses, evidence and attorneys fees and expenses) reasonably incurred by her in investigating, prosecuting, defending, or preparing to prosecute or defend any action, proceeding or claim arising out of or relating to this Agreement, directly or indirectly, or the performance or breach thereof. The parties acknowledge and agree that a breach of Employee's obligations under Sections 14 or 15 could cause irreparable harm to Company for which Company would have no adequate remedy at law, and further agree that, notwithstanding the agreement of the parties to arbitrate controversies or claims as set forth above, the Company may apply to a court of competent jurisdiction to seek to enjoin preliminarily or permanently any breach or threatened breach of the Employee's obligations under Sections 14 and 15.

17.   Indemnification.

           The Company shall indemnify and hold the Employee harmless to the fullest extent legally permissible under the laws of the State of Maryland, against any and all expenses, liabilities and losses (including attorney's fees, judgments, fines and amounts paid in settlement) reasonably incurred or suffered by her by reason of any claim or cause of action asserted against her because of her service at any time as a director or officer of the Company. The Company shall advance to the Employee the amount of her expenses incurred in connection with any proceeding relating to such service to the fullest extent legally permissible under the laws of the State of Maryland. Notwithstanding the foregoing, the Company's obligations pursuant to this Section 17 shall not apply in the case of any claim or cause of action by or in the right of the Company or any subsidiary thereof.

18.   Liability Insurance.

           To the extent that Company maintains a directors and officers liability insurance policy in effect, the Company will take all steps necessary to ensure that the Employee is covered under such policy for her service as a director or officer of the Company or any subsidiary of the Company with respect to claims made at any time with respect to such service.

19.   Certain Additional Payments by the Company.

           (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution made, or benefit provided (including, without limitation, the acceleration of any payment, distribution or benefit and the accelerated exercisability of any stock option), to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 19) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (or any similar excise tax) or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive from the Company an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes (including any Excise Tax, income tax or employment tax and taking into account any lost or reduced tax deductions on account of such Gross-Up Payment) imposed upon the Gross-Up Payment and any interest or penalties imposed with respect to such taxes, the Employee retains from the Gross-Up Payment an amount equal to the Excise Tax imposed upon the Payments.

           (b) Subject to the provisions of Section 19(c), all determinations required to be made under this Section 19, including determination of whether a Gross-Up Payment is required and of the amount of any such Gross-up Payment, shall be made by Deloitte & Touche LLP (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days of the date of termination of the Employee's employment, if applicable, or such earlier time as is requested by the Company, provided that any determination that an Excise Tax is payable by the Employee shall be made on the basis of substantial authority. The initial Gross-Up Payment, if any, as determined pursuant to this Section 19(b), shall be paid to the Employee within five business days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Employee, it shall furnish the Employee with a written opinion that he has substantial authority not to report any Excise Tax on her Federal income tax return. Any determination by the Accounting Firm meeting the requirements of this Section 19(b) shall be binding upon the Company and the Employee; subject only to payments pursuant to the following sentence based on a determination that additional Gross-Up Payments should have been made, consistent with the calculations required to be made hereunder (the amount of such additional payments is referred to herein as the "Gross-Up Underpayment"). In the event that the Company exhausts its remedies pursuant to Section 19(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Gross-Up Underpayment that has occurred and any such Gross-Up Underpayment shall be promptly paid by the Company to or for the benefit of the Employee. The fees and disbursements of the Accounting Firm shall be paid by the Company.

           (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of a Gross-Up Payment. Such notification shall be given as soon as practicable but not later than ten business days after the Employee receives written notice of such claim and shall apprise the Company of the nature of such claim and the date on which such Claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim and that it will bear the costs and provide the indemnification as required by this sentence, the Employee shall:

           (i) give the Company any information reasonably requested by the Company relating to such claim,

           (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

           (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

           (iv) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax, income tax or employment tax (taking into account any lost or reduced tax deductions on account of such payments), including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 19(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Employee on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax, income tax or employment tax (taking into account any lost or reduced tax deductions on account of such advance), including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to the payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

           (d) If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 19(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Company's complying with the requirements of Section 19(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 19(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the Company does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then any obligation of the Employee to repay such advance shall be forgiven and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

20. No Duty to Seek Employment. The Employee shall not be under any duty or obligation to seek or accept other employment following termination of employment, and no amount, payment or benefits due to the Employee hereunder shall be reduced or suspended if the Employee accepts subsequent employment.

21.   Deductions and Withholding.

           All amounts payable or which become payable under any provision of this Agreement shall be subject to any deductions authorized by the Employee and any deductions and withholdings required by law.

22.   Governing Law.

           The validity, interpretation and performance of this Agreement will be governed by the laws of the State of New Jersey without regard to the conflict of law provisions.

23.   Notice.

           Any written notice required to be given by one Party to the other Party hereunder will be deemed effected if mailed by registered mail:



To the Company at:    The Great Atlantic & Pacific Tea Company
                      2 Paragon Drive
                      Montvale, New Jersey 07645
                      Attention: General Counsel



To the Employee at:  445 West 19th Street PHA

                     New York, NY  10011

or such other address as may be stated in a notice given as herein before provided.

24.   Severability.

           If any one or more of the provisions contained in this Agreement is held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision hereof.

25.   Successors and Assigns.

           This Agreement will be binding upon and inure to the benefit of the Parties hereto and their personal representatives, and, in the case of the Company, its successors and assigns. To the extent the Company's obligations under this Agreement are transferred to any successor or assign, such successor or assign shall be treated as the "Company" for purposes of this Agreement. Other than as contemplated by this Agreement, the Employee may not assign her rights or duties under this Agreement.

26.   Continuing Effect.

           Wherever appropriate to the intention of the Parties hereto, the respective rights and obligations of the Parties, including the obligations referred to in Sections 10, 11, 14, 15 and 19, hereof, will survive any termination or expiration of the term of this Agreement.

27.   Entire Agreement.

           This Agreement constitutes the entire agreement between the Parties and supersedes any and all other agreements and understandings between the Parties in respect of the matters addressed in this Agreement.

28.   Amendment and Waiver.

           No amendment or waiver of any provision of this Agreement shall be effective, unless the same shall be in writing and signed by the Parties, and then such amendment, waiver or consent shall be effective only in the specific instance or for the specific purpose for which such amendment, waiver or consent was given.

29. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all of which together shall constitute one and the same instrument.

           IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Employee has hereunto set her hand as of the day and year first above written.

                                    THE GREAT ATLANTIC & PACIFIC TEA
                                        COMPANY, INC.


                                    By:
                                        Name:
                                        Title:



                                        LAURANE MAGLIARI.












                              EMPLOYMENT AGREEMENT


           AGREEMENT, made and entered into as of the 1st day of November, 2000, by and between THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. (the "Company"), and NICHOLAS IOLI, JR. (the "Employee").

                           W I T N E S S E T H


           WHEREAS, the Company and the Employee (the "Parties") have agreed to enter into this agreement (the "Agreement) relating to the employment of the Employee by the Company;

           NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the Parties, intending to be legally bound, agree as follows:

30.   Term of Employment.

(a) The Company agrees to continue to employ the Employee, and the Employee agrees to remain in the employment of the Company, in accordance with the terms and provisions of this Agreement, for the period set forth below (the "Employment Period").

(b) The Employment Period under this Agreement shall commence as of November 1, 2000 and, subject only to the provisions of Sections 7, 8 and 9 below relating to termination of employment, shall continue until (i) the close of business on October 31, 2003 or (ii) such later date as shall result from the operation of subparagraph (c) below (the "Terminal Date").

(c) Commencing on May 1, 2002, and on the first business day of each month thereafter (such date and each such first business day, the "Renewal Date") the Terminal Date set forth in subparagraph (b) above shall be extended so as to occur eighteen months from the Renewal Date unless either the Company or the Employee shall have given written notice to the other Party on or before such Renewal Date that the Terminal Date is not to be extended.

31.   Duties.

           It is the intention of the Parties that during the term of his employment under this Agreement, the Employee will serve as Senior Vice President, Chief Information Officer of the Company. The Employee will devote his full business time and attention to the affairs of the Company and his duties as its Senior Vice President, Chief Information Officer. The Employee will have such duties as are appropriate to his position as Senior Vice President, Chief Information Officer, and will have such authority as required to enable him to perform these duties. Consistent with the foregoing, the Employee shall comply with all reasonable instructions of the President and Chief Executive Officer of the Company. The Employee will be based in Montvale, New Jersey and his services will be rendered there except insofar as travel may be involved in connection with his regular duties. The Employee will report directly to the President and Chief Executive Officer of the Company.

32.   Salary and Bonus.

32.1 Salary. The Company will pay the Employee a base salary at an initial annual rate of not less than $225,000, which base salary as in effect from time to time will not be reduced and will be reviewed periodically (at intervals of not more than eighteen (18) months) by the Compensation Committee of the Board of Directors (the "Board") for the purpose of considering increases thereof. In evaluating increases in the Employee's base salary, the Compensation Committee of the Board will take into account such factors as corporate performance, individual merit, and such other considerations as it deems appropriate. The Employee's base salary will be paid in accordance with the standard practices for other corporate executives of the Company.

32.2  Bonuses.

           The Employee will be eligible to receive annually or otherwise any bonus awards, whether payable in cash, shares of common stock of the Company or otherwise, which the Company, the Compensation Committee of the Board or such other authorized committee of the Board determines to award or grant.

33.   Benefit Programs.

           The Employee will receive such benefits and awards, including without limitation stock options and restricted share awards, as the Compensation Committee of the Board shall determine and will be eligible to participate in all employee benefit plans and programs of the Company from time to time in effect for the benefit of senior executives of the Company, including, but not limited to, pension and other retirement plans, group life insurance, hospitalization and surgical and major medical coverages, sick leave, salary continuation arrangements, vacations and holidays, long-term disability, and such other benefits as are or may be made available from time to time to senior executives of the Company.

34.   Business Expenses and Perquisites.

           The Employee will be reimbursed for all reasonable expenses incurred by him in connection with the conduct of the business of the Company, provided he properly accounts therefor in accordance with the Company's policies. He will also be entitled to such other perquisites as are customary for senior executives of the Company.

35. Office and Services Furnished. The Company shall furnish the Employee with office space, secretarial assistance and such other facilities and services as shall be suitable to the Employee's position and adequate for the performance of his duties hereunder.

36.   Termination of Employment by the Company.

36.1 Involuntary Termination by the Company Other Than For Permanent and Total Disability or For Cause. The Company may terminate the Employee's employment at any time and for any reason by giving him a written notice of termination to that effect at least 45 days before the date of termination. In the event the Company terminates the Employee's employment for any reason other than for Permanent and Total Disability, as provided in Section 7.2, below, or for Cause, as provided in Section 7.3, below, the Employee shall be entitled to the benefits described in Section 10 or Section 11, whichever is applicable.

36.2 Termination Due to Permanent and Total Disability. If the Employee incurs a Permanent and Total Disability, as defined below, the Company may terminate the Employee's employment by giving him written notice of termination at least 45 days before the date of such termination. In the event of such termination of the Employee's employment because of Permanent and Total Disability, the Employee shall be entitled to receive (i) his base salary pursuant to Section
3.1 and any other compensation and benefits to the extent actually earned by the Employee pursuant to this Agreement or any benefit plan or program of the Company as of the date of such termination of employment at the normal time for payment of such salary, compensation or benefits, and (ii) any reimbursement amounts owing under Section 5. For purposes of this Agreement, the Employee shall be considered to have incurred a Permanent and Total Disability if he is unable to substantially carry out his duties under this Agreement by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The existence of such Permanent and Total Disability shall be evidenced by such medical certification as the Secretary of the Company shall require and shall be subject to the approval of the Compensation Committee of the Board of Directors of the Company.

36.3 Termination for Cause. The Company may terminate the Employee's employment for Cause if (i) the Employee willfully, substantially, and continually fails to perform the duties for which he is employed by the Company, (ii) the Employee willfully fails to comply with the reasonable instructions of the President and Chief Executive Officer of the Company, (iii) the Employee willfully engages in conduct which is or would reasonably be expected to be materially and demonstrably injurious to the Company, (iv) the Employee willfully engages in an act or acts of dishonesty resulting in material personal gain to the Employee at the expense of the Company, (v) the Employee is convicted of a felony, (vi) the Employee engages in an act or acts of gross malfeasance in connection with his employment hereunder, (vii) the Employee commits a material breach of the confidentiality provision set forth in Section 15, or (viii) the Employee exhibits demonstrable evidence of alcohol or drug abuse having a substantial adverse effect on his job performance hereunder. The Company shall exercise its right to terminate the Employee's employment for Cause by giving him written notice of termination at least 45 days before the date of such termination specifying in reasonable detail the circumstances constituting such Cause. In the event of such termination of the Employee's employment for Cause, the Employee shall be entitled to receive (i) his base salary pursuant to Section
3.1 and any other compensation and benefits to the extent actually earned pursuant to this Agreement or any benefit plan or program of the Company as of the date of such termination at the normal time for payment of such salary, compensation or benefits and (ii) any amounts owed under the reimbursement policy of Section 5.

37.   Termination of Employment by the Employee.

(a) Good Reason. The Employee may terminate his employment for Good Reason by giving the Company a written notice of termination at least 45 days before the date of such termination specifying in reasonable detail the circumstances constituting such Good Reason. In the event of the Employee's termination of his employment for Good Reason, the Employee shall be entitled to the benefits described in Section 10 or Section 11, whichever is applicable. For purposes of this Agreement, Good Reason shall mean (i) a significant reduction in the scope of the Employee's authority, functions, duties or responsibilities from that which is contemplated by this Agreement, (ii) the Employee being required to report directly to someone other than the President and Chief Executive Officer of the Company, (iii) the relocation of the Employee's office location to a location more than 50 miles away from the Employee's principal place of employment on November 1, 2000, (iv) any reduction in the Employee's base salary, or (v) a significant reduction in the employee benefits provided to the Employee other than in connection with an across-the-board reduction similarly affecting substantially all senior executives of the Company. If an event constituting a ground for termination of employment for Good Reason occurs, and the Employee fails to give notice of termination within 3 months after the occurrence of such event, the Employee shall be deemed to have waived his right to terminate employment for Good Reason in connection with such event (but not for any other event for which the 3-month period has not expired).

(b) Other. The Employee may terminate his employment at any time and for any reason, other than pursuant to subsection (a) above, by giving the Company a written notice of termination to that effect at least 45 days before the date of termination. In the event of the Employee's termination of his employment pursuant to this subsection (b), the Employee shall be entitled to receive (i) his base salary pursuant to Section 3.1 and any other compensation and benefits to the extent actually earned by the Employee pursuant to this Agreement or any benefit plan or program of the Company as of the date of such termination at the normal time for payment of such salary, compensation or benefits, and (ii) any reimbursement amounts owing under Section 5.

38. Termination of Employment By Death. In the event of the death of the Employee during the course of his employment hereunder, the Employee's estate shall be entitled to receive (i) his base salary pursuant to Section 3.1 and any other compensation and benefits to the extent actually earned by the Employee pursuant to this Agreement or any other benefit plan or program of the Company as of the date of such termination at the normal time for payment of such salary, compensation or benefits, and (ii) any reimbursement amounts owing under
Section 5. In addition, in the event of such death, the Employee's beneficiaries shall receive any death benefits owed to them under the Company's employee benefit plans.

39. Benefits Upon Termination Without Cause or For Good Reason (No Change of Control). If (a) the Employee's employment with the Company shall terminate (i) because of termination by the Company pursuant to Section 7.1 other than for Cause and other than because of Permanent and Total Disability, or (ii) because of termination by the Employee for Good Reason pursuant to Section 8(a), and (b) such termination of employment does not occur within 13 months following a "Change of Control" of the Company (as defined in Section 12), the Employee shall be entitled to the following:

(a) The Company  shall pay to the Employee  his base salary  pursuant to Section
3.1 and any other compensation and benefits to the extent actually earned by the Employee under this Agreement or any benefit plan or program of the Company as of the date of such termination at the normal time for payment of such salary, compensation or benefits.

(b) The Company shall pay the Employee any reimbursement amounts owing under Section 5.

(c) The Company shall pay to the Employee as a severance benefit for each month during the 18 month period beginning with the month next following the date of termination of the Employee's employment an amount equal to one-twelfth of the sum of (i) his annual rate of base salary immediately preceding his termination of employment, and (ii) the average of his three highest annual bonuses awarded under the Company's annual management incentive bonus plan for any of the five calendar years preceding his termination of employment (or, if he was not eligible for a bonus for at least three calendar years in such five-year period, then the average of such bonuses for all of the calendar years in such five-year period for which he was eligible, and if he was not eligible for such a bonus in any previous year, then 100% of his target annual bonus for the year of termination of his employment), with any deferred bonuses counting for the year earned rather than the year paid. Each such monthly benefit shall be paid no later than the last day of the applicable month. In the event that the Employee dies before the end of such 18-month period, the payments for the remainder of such period shall be made to the Employee's estate.

(d) The Company shall pay to the Employee as a bonus for the year of termination of his employment an amount equal to a portion (determined as provided in the next sentence) of the bonus that the Employee would actually have received under the Company's annual management incentive bonus plan for the calendar year of termination of the Employee's employment if his employment had not terminated (determined on the basis of his actual bonus opportunity and the actual degree of achievement of the applicable performance goals) or, if no bonus opportunity for that year had been established for the Employee at the time of such termination of employment, such portion of the bonus awarded to him under the Company's annual management incentive bonus plan for the calendar year immediately preceding the calendar year of the termination of his employment, with deferred bonuses counting for the year earned rather than the year paid. Such portion shall be determined by dividing the number of days of the Employee's employment during such calendar year up to his termination of employment by 365 (366 if a leap year). Such payment shall be made on or about the date on which bonuses for the applicable year are paid to executives of the Company generally under the Company's annual management incentive bonus plan, and the Employee shall have no right to any further bonuses under said plan.

(e) During the period of 18 months beginning on the date of the Employee's termination of employment, the Employee shall remain covered by the medical, dental, vision, life insurance, and, if reasonably commercially available through nationally reputable insurance carriers, long-term disability plans of the Company that covered him immediately prior to his termination of employment as if he had remained in employment for such period. In the event that the Employee's participation in any such plan is barred, the Company shall arrange to provide the Employee with substantially similar benefits (but, in the case of long-term disability benefits, only if reasonably commercially available). Any medical insurance coverage for such 18-month period pursuant to this subsection
(e) shall become secondary upon the earlier of (i) the date on which the Employee begins to be covered by comparable medical coverage provided by a new employer, or (ii) the earliest date upon which the Employee becomes eligible for Medicare or a comparable Government insurance program.

40. Benefits Upon Termination Without Cause or For Good Reason (Change of Control). If (a) the Employee's employment with the Company shall terminate (i) because of termination by the Company pursuant to Section 7.1 other than for Cause and other than because of Permanent and Total Disability, (ii) because of termination by the Employee for Good Reason pursuant to Section 8(a), or (iii) for any reason during the 30 days beginning on the first anniversary of a Change of Control, and (b) such termination of employment occurs within 13 months following a "Change of Control" of the Company (as defined in Section 12), the Employee shall be entitled to the following:

(a) The Company  shall pay to the Employee  his base salary  pursuant to Section
3.1 and any other compensation and benefits to the extent actually earned by the Employee under this Agreement or any benefit plan or program of the Company as of the date of such termination at the normal time for payment of such salary, compensation or benefits.

(b) The Company shall pay the Employee any reimbursement amounts owing under Section 5.

(c) The Company shall pay to the Employee as a severance benefit an amount equal to three (3) times the sum of (i) his annual rate of base salary immediately preceding his termination of employment, and (ii) the average of his three highest annual bonuses awarded under the Company's annual management incentive bonus plan for any of the five calendar years preceding his termination of employment (or, if he was not eligible for a bonus for at least three calendar years in such five-year period, then the average of such bonuses for all of the calendar years in such five-year period for which he was eligible, and if he was not eligible for such a bonus in any previous year, then 100% of his target annual bonus for the year of termination of his employment), with any deferred bonuses counting for the year earned rather than the year paid. Such severance benefit shall be paid in a lump sum within 45 days after the date of such termination of employment.

(d) The Company shall pay to the Employee as a bonus for the year of termination of his employment an amount equal to a portion (determined as provided in the next sentence) of the bonus that the Employee would actually have received under the Company's annual management incentive bonus plan for the calendar year of termination of the Employee's employment if his employment had not terminated (determined on the basis of his actual bonus opportunity and the actual degree of achievement of the applicable performance goals) or, if no bonus opportunity for that year had been established for the Employee at the time of such termination of employment, such portion of the bonus awarded to him under the Company's annual management incentive bonus plan for the calendar year immediately preceding the calendar year of the termination of his employment, with deferred bonuses counting for the year earned rather than the year paid. Such portion shall be determined by dividing the number of days of the Employee's employment during such calendar year up to his termination of employment by 365 (366 if a leap year). Such payment shall be made on or about the date on which bonuses for the applicable year are paid to executives of the Company generally under the Company's annual management incentive bonus plan, and the Employee shall have no right to any further bonuses under said plan.

(e) During the period of 36 months beginning on the date of the Employee's termination of employment, the Employee shall remain covered by the medical, dental, vision, life insurance, and, if reasonably commercially available through nationally reputable insurance carriers, long-term disability plans of the Company that covered him immediately prior to his termination of employment as if he had remained in employment for such period. In the event that the Employee's participation in any such plan is barred, the Company shall arrange to provide the Employee with substantially similar benefits (but, in the case of long-term disability benefits, only if reasonably commercially available). Any medical insurance coverage for such 36-month period pursuant to this subsection
(e) shall become secondary upon the earlier of (i) the date on which the Employee begins to be covered by comparable medical coverage provided by a new employer, or (ii) the earliest date upon which the Employee becomes eligible for Medicare or a comparable Government insurance program.

41. Change of Control. For the purposes of this Agreement, a "Change of Control" shall be deemed to have occurred if (a) any person or persons acting together which would constitute a "group" for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (other than the Company, any subsidiary of the Company, and Tengelmann Warenhandelsgesellschaft (a partnership organized under the laws of the Federal Republic of Germany or any successor to such partnership, hereinafter "Tengelmann")) shall beneficially own (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, at least 30% of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of the Board and such voting power exceeds the then current voting power of Tengelmann; (b) control of Tengelmann is acquired by any person or persons other than family members or entities controlled by family members of Erivan Haub; (c) Current Directors (as herein defined) shall cease for any reason to constitute at least a majority of the members of the Board (for this purpose, a "Current Director" shall mean any member of the Board as of the date hereof and any successor of a Current Director whose election, or nomination for election by the Company's shareholders, was approved by at least two-thirds of the Current Directors then on the Board); (d) the shareholders of the Company approve (i) a plan of complete liquidation of the Company or (ii) an agreement providing for the merger or consolidation of the Company other than a merger or consolidation in which (x) the holders of the common stock of the Company immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger or (y) the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporation; or (e) the shareholders of the Company approve an agreement (or agreements) providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company.

42. Entitlement to Other Benefits. Except as otherwise provided in this Agreement, this Agreement shall not be construed as limiting in any way any rights or benefits that the Employee or his spouse, dependents or beneficiaries may have pursuant to any other plan or program of the Company.

43.   Non-Competition.

           The Employee agrees that during the term of this Agreement and for a period of two years following termination of his employment, the Employee will not, within any of the geographical areas of the United States or Canada in which the Company is then conducting business (either directly or through franchisees), directly or indirectly, own, manage, operate, control, be employed by, participate in, provide consulting services to, or be connected in any manner with the ownership, management, operation or control of any business similar to any of the types of businesses conducted by the Company to any significant extent during his employment or on the date of termination of his employment, except the Employee may own for investment purposes up to 1% of the capital stock of any company whose stock is publicly traded, and during such two year period following termination of his employment the Employee will not contact or solicit employees of the Company for the purpose of inducing such employees to leave the employ of the Company.

44.   Confidential Information and Trade Secrets.

           The Employee hereby acknowledges that he will have access to and become acquainted with various trade secrets and proprietary information of the Company and other confidential information relating to the Company. The Employee covenants that he will not, directly or indirectly, disclose or use such information except as is necessary and appropriate in connection with his employment by the Company and that he will otherwise adhere in all respects to the Company's policies against the use or disclosure of such information.

45.   Arbitration; Injunctive Relief.

           Any controversy or claim arising out of or relating to this Agreement, directly or indirectly, or the performance or breach thereof, will be settled by arbitration in accordance with the rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The arbitration will be held in New York, New York, or such other place as may be agreed upon at the time by the parties to the arbitration. The parties shall bear their own expenses in connection with any arbitration or proceeding arising out of or relating to this Agreement, directly or indirectly, or the performance or breach thereof; provided, however, that in the event that the Employee substantially prevails, the Company agrees promptly to reimburse the Employee for all expenses (including costs and fees of witnesses, evidence and attorneys fees and expenses) reasonably incurred by him in investigating, prosecuting, defending, or preparing to prosecute or defend any action, proceeding or claim arising out of or relating to this Agreement, directly or indirectly, or the performance or breach thereof. The parties acknowledge and agree that a breach of Employee's obligations under Sections 14 or 15 could cause irreparable harm to Company for which Company would have no adequate remedy at law, and further agree that, notwithstanding the agreement of the parties to arbitrate controversies or claims as set forth above, the Company may apply to a court of competent jurisdiction to seek to enjoin preliminarily or permanently any breach or threatened breach of the Employee's obligations under Sections 14 and 15.

46.   Indemnification.

           The Company shall indemnify and hold the Employee harmless to the fullest extent legally permissible under the laws of the State of Maryland, against any and all expenses, liabilities and losses (including attorney's fees, judgments, fines and amounts paid in settlement) reasonably incurred or suffered by him by reason of any claim or cause of action asserted against him because of his service at any time as a director or officer of the Company. The Company shall advance to the Employee the amount of his expenses incurred in connection with any proceeding relating to such service to the fullest extent legally permissible under the laws of the State of Maryland. Notwithstanding the foregoing, the Company's obligations pursuant to this Section 17 shall not apply in the case of any claim or cause of action by or in the right of the Company or any subsidiary thereof.

47.   Liability Insurance.

           To the extent that Company maintains a directors and officers liability insurance policy in effect, the Company will take all steps necessary to ensure that the Employee is covered under such policy for his service as a director or officer of the Company or any subsidiary of the Company with respect to claims made at any time with respect to such service.

48.   Certain Additional Payments by the Company.

           (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution made, or benefit provided (including, without limitation, the acceleration of any payment, distribution or benefit and the accelerated exercisability of any stock option), to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 19) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (or any similar excise tax) or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive from the Company an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes (including any Excise Tax, income tax or employment tax and taking into account any lost or reduced tax deductions on account of such Gross-Up Payment) imposed upon the Gross-Up Payment and any interest or penalties imposed with respect to such taxes, the Employee retains from the Gross-Up Payment an amount equal to the Excise Tax imposed upon the Payments.

           (b) Subject to the provisions of Section 19(c), all determinations required to be made under this Section 19, including determination of whether a Gross-Up Payment is required and of the amount of any such Gross-up Payment, shall be made by Deloitte & Touche LLP (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days of the date of termination of the Employee's employment, if applicable, or such earlier time as is requested by the Company, provided that any determination that an Excise Tax is payable by the Employee shall be made on the basis of substantial authority. The initial Gross-Up Payment, if any, as determined pursuant to this Section 19(b), shall be paid to the Employee within five business days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Employee, it shall furnish the Employee with a written opinion that he has substantial authority not to report any Excise Tax on his Federal income tax return. Any determination by the Accounting Firm meeting the requirements of this Section 19(b) shall be binding upon the Company and the Employee; subject only to payments pursuant to the following sentence based on a determination that additional Gross-Up Payments should have been made, consistent with the calculations required to be made hereunder (the amount of such additional payments is referred to herein as the "Gross-Up Underpayment"). In the event that the Company exhausts its remedies pursuant to Section 19(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Gross-Up Underpayment that has occurred and any such Gross-Up Underpayment shall be promptly paid by the Company to or for the benefit of the Employee. The fees and disbursements of the Accounting Firm shall be paid by the Company.

           (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of a Gross-Up Payment. Such notification shall be given as soon as practicable but not later than ten business days after the Employee receives written notice of such claim and shall apprise the Company of the nature of such claim and the date on which such Claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim and that it will bear the costs and provide the indemnification as required by this sentence, the Employee shall:

           (i) give the Company any information reasonably requested by the Company relating to such claim,

           (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

           (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

           (iv) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax, income tax or employment tax (taking into account any lost or reduced tax deductions on account of such payments), including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 19(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Employee on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax, income tax or employment tax (taking into account any lost or reduced tax deductions on account of such advance), including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to the payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

           (d) If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 19(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Company's complying with the requirements of Section 19(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 19(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the Company does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then any obligation of the Employee to repay such advance shall be forgiven and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

49. No Duty to Seek Employment. The Employee shall not be under any duty or obligation to seek or accept other employment following termination of employment, and no amount, payment or benefits due to the Employee hereunder shall be reduced or suspended if the Employee accepts subsequent employment.

50.   Deductions and Withholding.

           All amounts payable or which become payable under any provision of this Agreement shall be subject to any deductions authorized by the Employee and any deductions and withholdings required by law.

51.   Governing Law.

           The validity, interpretation and performance of this Agreement will be governed by the laws of the State of New Jersey without regard to the conflict of law provisions.

52.   Notice.

           Any written notice required to be given by one Party to the other Party hereunder will be deemed effected if mailed by registered mail:



To the Company at:    The Great Atlantic & Pacific Tea Company
                      2 Paragon Drive
                      Montvale, New Jersey 07645
                      Attention: General Counsel


To the Employee at:  14 Crooked Hill

                     Oakland, NJ  07436

or such other address as may be stated in a notice given as herein before provided.

53.   Severability.

           If any one or more of the provisions contained in this Agreement is held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision hereof.

54.   Successors and Assigns.

           This Agreement will be binding upon and inure to the benefit of the Parties hereto and their personal representatives, and, in the case of the Company, its successors and assigns. To the extent the Company's obligations under this Agreement are transferred to any successor or assign, such successor or assign shall be treated as the "Company" for purposes of this Agreement. Other than as contemplated by this Agreement, the Employee may not assign his rights or duties under this Agreement.

55.   Continuing Effect.

           Wherever appropriate to the intention of the Parties hereto, the respective rights and obligations of the Parties, including the obligations referred to in Sections 10, 11, 14, 15 and 19, hereof, will survive any termination or expiration of the term of this Agreement.

56.   Entire Agreement.

           This Agreement constitutes the entire agreement between the Parties and supersedes any and all other agreements and understandings between the Parties in respect of the matters addressed in this Agreement.

57.   Amendment and Waiver.

           No amendment or waiver of any provision of this Agreement shall be effective, unless the same shall be in writing and signed by the Parties, and then such amendment, waiver or consent shall be effective only in the specific instance or for the specific purpose for which such amendment, waiver or consent was given.

58. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all of which together shall constitute one and the same instrument.

           IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Employee has hereunto set his hand as of the day and year first above written.

                                    THE GREAT ATLANTIC & PACIFIC TEA
                                        COMPANY, INC.


                                    By:
                                        Name:
                                        Title:



                                        NICHOLAS IOLI, JR.

                              EMPLOYMENT AGREEMENT


           AGREEMENT, made and entered into as of the 1st day of November, 2000, by and between THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. (the "Company"), and WILLIAM P. COSTANTINI (the "Employee").

                           W I T N E S S E T H


           WHEREAS, the Company and the Employee (the "Parties") have agreed to enter into this agreement (the "Agreement) relating to the employment of the Employee by the Company;

           NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the Parties, intending to be legally bound, agree as follows:

59.   Term of Employment.

(a) The Company agrees to continue to employ the Employee, and the Employee agrees to remain in the employment of the Company, in accordance with the terms and provisions of this Agreement, for the period set forth below (the "Employment Period").

(b) The Employment Period under this Agreement shall commence as of November 1, 2000 and, subject only to the provisions of Sections 7, 8 and 9 below relating to termination of employment, shall continue until (i) the close of business on October 31, 2003 or (ii) such later date as shall result from the operation of subparagraph (c) below (the "Terminal Date").

(c) Commencing on May 1, 2002, and on the first business day of each month thereafter (such date and each such first business day, the "Renewal Date") the Terminal Date set forth in subparagraph (b) above shall be extended so as to occur eighteen months from the Renewal Date unless either the Company or the Employee shall have given written notice to the other Party on or before such Renewal Date that the Terminal Date is not to be extended.

60.   Duties.

           It is the intention of the Parties that during the term of his employment under this Agreement, the Employee will serve as Senior Vice
President, General Counsel and Secretary of the Company. The Employee will devote his full business time and attention to the affairs of the Company and his duties as its Senior Vice President, General Counsel and Secretary. The Employee will have such duties as are appropriate to his position as Senior Vice President, General Counsel and Secretary, and will have such authority as required to enable him to perform these duties. Consistent with the foregoing, the Employee shall comply with all reasonable instructions of the Vice Chairman, Chief Financial Officer of the Company. The Employee will be based in Montvale, New Jersey and his services will be rendered there except insofar as travel may be involved in connection with his regular duties. The Employee will report directly to the Vice Chairman, Chief Financial Officer of the Company.

61.   Salary and Bonus.

61.1 Salary. The Company will pay the Employee a base salary at an initial annual rate of not less than $335,000, which base salary as in effect from time to time will not be reduced and will be reviewed periodically (at intervals of not more than eighteen (18) months) by the Compensation Committee of the Board of Directors (the "Board") for the purpose of considering increases thereof. In evaluating increases in the Employee's base salary, the Compensation Committee of the Board will take into account such factors as corporate performance, individual merit, and such other considerations as it deems appropriate. The Employee's base salary will be paid in accordance with the standard practices for other corporate executives of the Company.

61.2  Bonuses.

           The Employee will be eligible to receive annually or otherwise any bonus awards, whether payable in cash, shares of common stock of the Company or otherwise, which the Company, the Compensation Committee of the Board or such other authorized committee of the Board determines to award or grant.

62.   Benefit Programs.

           The Employee will receive such benefits and awards, including without limitation stock options and restricted share awards, as the Compensation Committee of the Board shall determine and will be eligible to participate in all employee benefit plans and programs of the Company from time to time in effect for the benefit of senior executives of the Company, including, but not limited to, pension and other retirement plans, group life insurance, hospitalization and surgical and major medical coverages, sick leave, salary continuation arrangements, vacations and holidays, long-term disability, and such other benefits as are or may be made available from time to time to senior executives of the Company.

63.   Business Expenses and Perquisites.

           The Employee will be reimbursed for all reasonable expenses incurred by him in connection with the conduct of the business of the Company, provided he properly accounts therefor in accordance with the Company's policies. He will also be entitled to such other perquisites as are customary for senior executives of the Company.

64. Office and Services Furnished. The Company shall furnish the Employee with office space, secretarial assistance and such other facilities and services as shall be suitable to the Employee's position and adequate for the performance of his duties hereunder.

65.   Termination of Employment by the Company.

65.1 Involuntary Termination by the Company Other Than For Permanent and Total Disability or For Cause. The Company may terminate the Employee's employment at any time and for any reason by giving him a written notice of termination to that effect at least 45 days before the date of termination. In the event the Company terminates the Employee's employment for any reason other than for Permanent and Total Disability, as provided in Section 7.2, below, or for Cause, as provided in Section 7.3, below, the Employee shall be entitled to the benefits described in Section 10 or Section 11, whichever is applicable.

65.2 Termination Due to Permanent and Total Disability. If the Employee incurs a Permanent and Total Disability, as defined below, the Company may terminate the Employee's employment by giving him written notice of termination at least 45 days before the date of such termination. In the event of such termination of the Employee's employment because of Permanent and Total Disability, the Employee shall be entitled to receive (i) his base salary pursuant to Section
3.1 and any other compensation and benefits to the extent actually earned by the Employee pursuant to this Agreement or any benefit plan or program of the Company as of the date of such termination of employment at the normal time for payment of such salary, compensation or benefits, and (ii) any reimbursement amounts owing under Section 5. For purposes of this Agreement, the Employee shall be considered to have incurred a Permanent and Total Disability if he is unable to substantially carry out his duties under this Agreement by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The existence of such Permanent and Total Disability shall be evidenced by such medical certification as the Secretary of the Company shall require and shall be subject to the approval of the Compensation Committee of the Board of Directors of the Company.

65.3 Termination for Cause. The Company may terminate the Employee's employment for Cause if (i) the Employee willfully, substantially, and continually fails to perform the duties for which he is employed by the Company, (ii) the Employee willfully fails to comply with the reasonable instructions of the Vice Chairman, Chief Financial Officer of the Company, (iii) the Employee willfully engages in conduct which is or would reasonably be expected to be materially and demonstrably injurious to the Company, (iv) the Employee willfully engages in an act or acts of dishonesty resulting in material personal gain to the Employee at the expense of the Company, (v) the Employee is convicted of a felony, (vi) the Employee engages in an act or acts of gross malfeasance in connection with his employment hereunder, (vii) the Employee commits a material breach of the confidentiality provision set forth in Section 15, or (viii) the Employee exhibits demonstrable evidence of alcohol or drug abuse having a substantial adverse effect on his job performance hereunder. The Company shall exercise its right to terminate the Employee's employment for Cause by giving him written notice of termination at least 45 days before the date of such termination specifying in reasonable detail the circumstances constituting such Cause. In the event of such termination of the Employee's employment for Cause, the Employee shall be entitled to receive (i) his base salary pursuant to Section
3.1 and any other compensation and benefits to the extent actually earned pursuant to this Agreement or any benefit plan or program of the Company as of the date of such termination at the normal time for payment of such salary, compensation or benefits and (ii) any amounts owed under the reimbursement policy of Section 5.

66.   Termination of Employment by the Employee.

(a) Good Reason. The Employee may terminate his employment for Good Reason by giving the Company a written notice of termination at least 45 days before the date of such termination specifying in reasonable detail the circumstances constituting such Good Reason. In the event of the Employee's termination of his employment for Good Reason, the Employee shall be entitled to the benefits described in Section 10 or Section 11, whichever is applicable. For purposes of this Agreement, Good Reason shall mean (i) a significant reduction in the scope of the Employee's authority, functions, duties or responsibilities from that which is contemplated by this Agreement, (ii) the Employee being required to report directly to someone other than the Vice Chairman, Chief Financial Officer of the Company, (iii) the relocation of the Employee's office location to a location more than 50 miles away from the Employee's principal place of employment on November 1, 2000, (iv) any reduction in the Employee's base salary, or (v) a significant reduction in the employee benefits provided to the Employee other than in connection with an across-the-board reduction similarly affecting substantially all senior executives of the Company. If an event constituting a ground for termination of employment for Good Reason occurs, and the Employee fails to give notice of termination within 3 months after the occurrence of such event, the Employee shall be deemed to have waived his right to terminate employment for Good Reason in connection with such event (but not for any other event for which the 3-month period has not expired).

(b) Other. The Employee may terminate his employment at any time and for any reason, other than pursuant to subsection (a) above, by giving the Company a written notice of termination to that effect at least 45 days before the date of termination. In the event of the Employee's termination of his employment pursuant to this subsection (b), the Employee shall be entitled to receive (i) his base salary pursuant to Section 3.1 and any other compensation and benefits to the extent actually earned by the Employee pursuant to this Agreement or any benefit plan or program of the Company as of the date of such termination at the normal time for payment of such salary, compensation or benefits, and (ii) any reimbursement amounts owing under Section 5.

67. Termination of Employment By Death. In the event of the death of the Employee during the course of his employment hereunder, the Employee's estate shall be entitled to receive (i) his base salary pursuant to Section 3.1 and any other compensation and benefits to the extent actually earned by the Employee pursuant to this Agreement or any other benefit plan or program of the Company as of the date of such termination at the normal time for payment of such salary, compensation or benefits, and (ii) any reimbursement amounts owing under
Section 5. In addition, in the event of such death, the Employee's beneficiaries shall receive any death benefits owed to them under the Company's employee benefit plans.

68. Benefits Upon Termination Without Cause or For Good Reason (No Change of Control). If (a) the Employee's employment with the Company shall terminate (i) because of termination by the Company pursuant to Section 7.1 other than for Cause and other than because of Permanent and Total Disability, or (ii) because of termination by the Employee for Good Reason pursuant to Section 8(a), and (b) such termination of employment does not occur within 13 months following a "Change of Control" of the Company (as defined in Section 12), the Employee shall be entitled to the following:

(a) The Company  shall pay to the Employee  his base salary  pursuant to Section
3.1 and any other compensation and benefits to the extent actually earned by the Employee under this Agreement or any benefit plan or program of the Company as of the date of such termination at the normal time for payment of such salary, compensation or benefits.

(b) The Company shall pay the Employee any reimbursement amounts owing under Section 5.

(c) The Company shall pay to the Employee as a severance benefit for each month during the 18 month period beginning with the month next following the date of termination of the Employee's employment an amount equal to one-twelfth of the sum of (i) his annual rate of base salary immediately preceding his termination of employment, and (ii) the average of his three highest annual bonuses awarded under the Company's annual management incentive bonus plan for any of the five calendar years preceding his termination of employment (or, if he was not eligible for a bonus for at least three calendar years in such five-year period, then the average of such bonuses for all of the calendar years in such five-year period for which he was eligible, and if he was not eligible for such a bonus in any previous year, then 100% of his target annual bonus for the year of termination of his employment), with any deferred bonuses counting for the year earned rather than the year paid. Each such monthly benefit shall be paid no later than the last day of the applicable month. In the event that the Employee dies before the end of such 18-month period, the payments for the remainder of such period shall be made to the Employee's estate.

(d) The Company shall pay to the Employee as a bonus for the year of termination of his employment an amount equal to a portion (determined as provided in the next sentence) of the bonus that the Employee would actually have received under the Company's annual management incentive bonus plan for the calendar year of termination of the Employee's employment if his employment had not terminated (determined on the basis of his actual bonus opportunity and the actual degree of achievement of the applicable performance goals) or, if no bonus opportunity for that year had been established for the Employee at the time of such termination of employment, such portion of the bonus awarded to him under the Company's annual management incentive bonus plan for the calendar year immediately preceding the calendar year of the termination of his employment, with deferred bonuses counting for the year earned rather than the year paid. Such portion shall be determined by dividing the number of days of the Employee's employment during such calendar year up to his termination of employment by 365 (366 if a leap year). Such payment shall be made on or about the date on which bonuses for the applicable year are paid to executives of the Company generally under the Company's annual management incentive bonus plan, and the Employee shall have no right to any further bonuses under said plan.

(e) During the period of 18 months beginning on the date of the Employee's termination of employment, the Employee shall remain covered by the medical, dental, vision, life insurance, and, if reasonably commercially available through nationally reputable insurance carriers, long-term disability plans of the Company that covered him immediately prior to his termination of employment as if he had remained in employment for such period. In the event that the Employee's participation in any such plan is barred, the Company shall arrange to provide the Employee with substantially similar benefits (but, in the case of long-term disability benefits, only if reasonably commercially available). Any medical insurance coverage for such 18-month period pursuant to this subsection
(e) shall become secondary upon the earlier of (i) the date on which the Employee begins to be covered by comparable medical coverage provided by a new employer, or (ii) the earliest date upon which the Employee becomes eligible for Medicare or a comparable Government insurance program.

69. Benefits Upon Termination Without Cause or For Good Reason (Change of Control). If (a) the Employee's employment with the Company shall terminate (i) because of termination by the Company pursuant to Section 7.1 other than for Cause and other than because of Permanent and Total Disability, (ii) because of termination by the Employee for Good Reason pursuant to Section 8(a), or (iii) for any reason during the 30 days beginning on the first anniversary of a Change of Control, and (b) such termination of employment occurs within 13 months following a "Change of Control" of the Company (as defined in Section 12), the Employee shall be entitled to the following:

(a) The Company  shall pay to the Employee  his base salary  pursuant to Section
3.1 and any other compensation and benefits to the extent actually earned by the Employee under this Agreement or any benefit plan or program of the Company as of the date of such termination at the normal time for payment of such salary, compensation or benefits.

(b) The Company shall pay the Employee any reimbursement amounts owing under Section 5.

(c) The Company shall pay to the Employee as a severance benefit an amount equal to three (3) times the sum of (i) his annual rate of base salary immediately preceding his termination of employment, and (ii) the average of his three highest annual bonuses awarded under the Company's annual management incentive bonus plan for any of the five calendar years preceding his termination of employment (or, if he was not eligible for a bonus for at least three calendar years in such five-year period, then the average of such bonuses for all of the calendar years in such five-year period for which he was eligible, and if he was not eligible for such a bonus in any previous year, then 100% of his target annual bonus for the year of termination of his employment), with any deferred bonuses counting for the year earned rather than the year paid. Such severance benefit shall be paid in a lump sum within 45 days after the date of such termination of employment.

(d) The Company shall pay to the Employee as a bonus for the year of termination of his employment an amount equal to a portion (determined as provided in the next sentence) of the bonus that the Employee would actually have received under the Company's annual management incentive bonus plan for the calendar year of termination of the Employee's employment if his employment had not terminated (determined on the basis of his actual bonus opportunity and the actual degree of achievement of the applicable performance goals) or, if no bonus opportunity for that year had been established for the Employee at the time of such termination of employment, such portion of the bonus awarded to him under the Company's annual management incentive bonus plan for the calendar year immediately preceding the calendar year of the termination of his employment, with deferred bonuses counting for the year earned rather than the year paid. Such portion shall be determined by dividing the number of days of the Employee's employment during such calendar year up to his termination of employment by 365 (366 if a leap year). Such payment shall be made on or about the date on which bonuses for the applicable year are paid to executives of the Company generally under the Company's annual management incentive bonus plan, and the Employee shall have no right to any further bonuses under said plan.

(e) During the period of 36 months beginning on the date of the Employee's termination of employment, the Employee shall remain covered by the medical, dental, vision, life insurance, and, if reasonably commercially available through nationally reputable insurance carriers, long-term disability plans of the Company that covered him immediately prior to his termination of employment as if he had remained in employment for such period. In the event that the Employee's participation in any such plan is barred, the Company shall arrange to provide the Employee with substantially similar benefits (but, in the case of long-term disability benefits, only if reasonably commercially available). Any medical insurance coverage for such 36-month period pursuant to this subsection
(e) shall become secondary upon the earlier of (i) the date on which the Employee begins to be covered by comparable medical coverage provided by a new employer, or (ii) the earliest date upon which the Employee becomes eligible for Medicare or a comparable Government insurance program.

70. Change of Control. For the purposes of this Agreement, a "Change of Control" shall be deemed to have occurred if (a) any person or persons acting together which would constitute a "group" for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (other than the Company, any subsidiary of the Company, and Tengelmann Warenhandelsgesellschaft (a partnership organized under the laws of the Federal Republic of Germany or any successor to such partnership, hereinafter "Tengelmann")) shall beneficially own (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, at least 30% of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of the Board and such voting power exceeds the then current voting power of Tengelmann; (b) control of Tengelmann is acquired by any person or persons other than family members or entities controlled by family members of Erivan Haub; (c) Current Directors (as herein defined) shall cease for any reason to constitute at least a majority of the members of the Board (for this purpose, a "Current Director" shall mean any member of the Board as of the date hereof and any successor of a Current Director whose election, or nomination for election by the Company's shareholders, was approved by at least two-thirds of the Current Directors then on the Board); (d) the shareholders of the Company approve (i) a plan of complete liquidation of the Company or (ii) an agreement providing for the merger or consolidation of the Company other than a merger or consolidation in which (x) the holders of the common stock of the Company immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger or (y) the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporation; or (e) the shareholders of the Company approve an agreement (or agreements) providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company.

71. Entitlement to Other Benefits. Except as otherwise provided in this Agreement, this Agreement shall not be construed as limiting in any way any rights or benefits that the Employee or his spouse, dependents or beneficiaries may have pursuant to any other plan or program of the Company.

72.   Non-Competition.

           The Employee agrees that during the term of this Agreement and for a period of two years following termination of his employment, the Employee will not, within any of the geographical areas of the United States or Canada in which the Company is then conducting business (either directly or through franchisees), directly or indirectly, own, manage, operate, control, be employed by, participate in, provide consulting services to, or be connected in any manner with the ownership, management, operation or control of any business similar to any of the types of businesses conducted by the Company to any significant extent during his employment or on the date of termination of his employment, except the Employee may own for investment purposes up to 1% of the capital stock of any company whose stock is publicly traded, and during such two year period following termination of his employment the Employee will not contact or solicit employees of the Company for the purpose of inducing such employees to leave the employ of the Company.

73.   Confidential Information and Trade Secrets.

           The Employee hereby acknowledges that he will have access to and become acquainted with various trade secrets and proprietary information of the Company and other confidential information relating to the Company. The Employee covenants that he will not, directly or indirectly, disclose or use such information except as is necessary and appropriate in connection with his employment by the Company and that he will otherwise adhere in all respects to the Company's policies against the use or disclosure of such information.

74.   Arbitration; Injunctive Relief.

           Any controversy or claim arising out of or relating to this Agreement, directly or indirectly, or the performance or breach thereof, will be settled by arbitration in accordance with the rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The arbitration will be held in New York, New York, or such other place as may be agreed upon at the time by the parties to the arbitration. The parties shall bear their own expenses in connection with any arbitration or proceeding arising out of or relating to this Agreement, directly or indirectly, or the performance or breach thereof; provided, however, that in the event that the Employee substantially prevails, the Company agrees promptly to reimburse the Employee for all expenses (including costs and fees of witnesses, evidence and attorneys fees and expenses) reasonably incurred by him in investigating, prosecuting, defending, or preparing to prosecute or defend any action, proceeding or claim arising out of or relating to this Agreement, directly or indirectly, or the performance or breach thereof. The parties acknowledge and agree that a breach of Employee's obligations under Sections 14 or 15 could cause irreparable harm to Company for which Company would have no adequate remedy at law, and further agree that, notwithstanding the agreement of the parties to arbitrate controversies or claims as set forth above, the Company may apply to a court of competent jurisdiction to seek to enjoin preliminarily or permanently any breach or threatened breach of the Employee's obligations under Sections 14 and 15.

75.   Indemnification.

           The Company shall indemnify and hold the Employee harmless to the fullest extent legally permissible under the laws of the State of Maryland, against any and all expenses, liabilities and losses (including attorney's fees, judgments, fines and amounts paid in settlement) reasonably incurred or suffered by him by reason of any claim or cause of action asserted against him because of his service at any time as a director or officer of the Company. The Company shall advance to the Employee the amount of his expenses incurred in connection with any proceeding relating to such service to the fullest extent legally permissible under the laws of the State of Maryland. Notwithstanding the foregoing, the Company's obligations pursuant to this Section 17 shall not apply in the case of any claim or cause of action by or in the right of the Company or any subsidiary thereof.

76.   Liability Insurance.

           To the extent that Company maintains a directors and officers liability insurance policy in effect, the Company will take all steps necessary to ensure that the Employee is covered under such policy for his service as a director or officer of the Company or any subsidiary of the Company with respect to claims made at any time with respect to such service.

77.   Certain Additional Payments by the Company.

           (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution made, or benefit provided (including, without limitation, the acceleration of any payment, distribution or benefit and the accelerated exercisability of any stock option), to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 19) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (or any similar excise tax) or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive from the Company an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes (including any Excise Tax, income tax or employment tax and taking into account any lost or reduced tax deductions on account of such Gross-Up Payment) imposed upon the Gross-Up Payment and any interest or penalties imposed with respect to such taxes, the Employee retains from the Gross-Up Payment an amount equal to the Excise Tax imposed upon the Payments.

           (b) Subject to the provisions of Section 19(c), all determinations required to be made under this Section 19, including determination of whether a Gross-Up Payment is required and of the amount of any such Gross-up Payment, shall be made by Deloitte & Touche LLP (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days of the date of termination of the Employee's employment, if applicable, or such earlier time as is requested by the Company, provided that any determination that an Excise Tax is payable by the Employee shall be made on the basis of substantial authority. The initial Gross-Up Payment, if any, as determined pursuant to this Section 19(b), shall be paid to the Employee within five business days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Employee, it shall furnish the Employee with a written opinion that he has substantial authority not to report any Excise Tax on his Federal income tax return. Any determination by the Accounting Firm meeting the requirements of this Section 19(b) shall be binding upon the Company and the Employee; subject only to payments pursuant to the following sentence based on a determination that additional Gross-Up Payments should have been made, consistent with the calculations required to be made hereunder (the amount of such additional payments is referred to herein as the "Gross-Up Underpayment"). In the event that the Company exhausts its remedies pursuant to Section 19(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Gross-Up Underpayment that has occurred and any such Gross-Up Underpayment shall be promptly paid by the Company to or for the benefit of the Employee. The fees and disbursements of the Accounting Firm shall be paid by the Company.

           (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of a Gross-Up Payment. Such notification shall be given as soon as practicable but not later than ten business days after the Employee receives written notice of such claim and shall apprise the Company of the nature of such claim and the date on which such Claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim and that it will bear the costs and provide the indemnification as required by this sentence, the Employee shall:

           (i) give the Company any information reasonably requested by the Company relating to such claim,

           (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

           (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

           (iv) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax, income tax or employment tax (taking into account any lost or reduced tax deductions on account of such payments), including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 19(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Employee on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax, income tax or employment tax (taking into account any lost or reduced tax deductions on account of such advance), including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to the payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

           (d) If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 19(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Company's complying with the requirements of Section 19(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 19(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the Company does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then any obligation of the Employee to repay such advance shall be forgiven and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

78. No Duty to Seek Employment. The Employee shall not be under any duty or obligation to seek or accept other employment following termination of employment, and no amount, payment or benefits due to the Employee hereunder shall be reduced or suspended if the Employee accepts subsequent employment.

79.   Deductions and Withholding.

           All amounts payable or which become payable under any provision of this Agreement shall be subject to any deductions authorized by the Employee and any deductions and withholdings required by law.

80.   Governing Law.

           The validity, interpretation and performance of this Agreement will be governed by the laws of the State of New Jersey without regard to the conflict of law provisions.

81.   Notice.

           Any written notice required to be given by one Party to the other Party hereunder will be deemed effected if mailed by registered mail:



To the Company at:    The Great Atlantic & Pacific Tea Company
                      2 Paragon Drive
                      Montvale, New Jersey 07645
                      Attention: General Counsel



To the Employee at:  64 Bouton Road

                     South Salem, NY  10590

or such other address as may be stated in a notice given as herein before provided.

82.   Severability.

           If any one or more of the provisions contained in this Agreement is held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision hereof.

83.   Successors and Assigns.

           This Agreement will be binding upon and inure to the benefit of the Parties hereto and their personal representatives, and, in the case of the Company, its successors and assigns. To the extent the Company's obligations under this Agreement are transferred to any successor or assign, such successor or assign shall be treated as the "Company" for purposes of this Agreement. Other than as contemplated by this Agreement, the Employee may not assign his rights or duties under this Agreement.

84.   Continuing Effect.

           Wherever appropriate to the intention of the Parties hereto, the respective rights and obligations of the Parties, including the obligations referred to in Sections 10, 11, 14, 15 and 19, hereof, will survive any termination or expiration of the term of this Agreement.

85.   Entire Agreement.

           This Agreement constitutes the entire agreement between the Parties and supersedes any and all other agreements and understandings between the Parties in respect of the matters addressed in this Agreement.

86.   Amendment and Waiver.

           No amendment or waiver of any provision of this Agreement shall be effective, unless the same shall be in writing and signed by the Parties, and then such amendment, waiver or consent shall be effective only in the specific instance or for the specific purpose for which such amendment, waiver or consent was given.

87. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all of which together shall constitute one and the same instrument.

           IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Employee has hereunto set his hand as of the day and year first above written.

                                    THE GREAT ATLANTIC & PACIFIC TEA
                                        COMPANY, INC.


                                    By:
                                        Name:
                                        Title:



                                        William P. Costantini

                              EMPLOYMENT AGREEMENT


           AGREEMENT, made and entered into as of the 8th day of January, 2001, by and between THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. (the "Company"), and Elizabeth R. Culligan (the "Employee").

                           W I T N E S S E T H


           WHEREAS, the Company and the Employee (the "Parties") have agreed to enter into this agreement (the "Agreement) relating to the employment of the Employee by the Company;

           NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the Parties, intending to be legally bound, agree as follows:

88.   Term of Employment.

(a) The Company agrees to employ the Employee, and the Employee agrees to be employed by the Company, in accordance with the terms and provisions of this Agreement, for the period set forth below (the "Employment Period").

(b) The Employment Period under this Agreement shall commence as of January 8, 2001 and, subject only to the provisions of Sections 7, 8 and 9 below relating to termination of employment, shall continue until (i) the close of business on January 8, 2004 or (ii) such later date as shall result from the operation of subparagraph (c) below (the "Terminal Date").

(c) Commencing on July 8, 2002, and on the first business day of each month thereafter (such date and each such first business day, the "Renewal Date") the Terminal Date set forth in subparagraph (b) above shall be extended so as to occur eighteen months from the Renewal Date unless either the Company or the Employee shall have given written notice to the other Party on or before such Renewal Date that the Terminal Date is not to be extended.

89.   Duties.

           It is the intention of the Parties that during the term of her employment under this Agreement, the Employee will serve as Executive Vice President and Chief Operating Officer of the Company. The Employee will devote her full business time and attention to the affairs of the Company and her duties as its Executive Vice President and Chief Operating Officer; provided that, subject to the provisions of Section 14, nothing herein shall preclude the Employee from (i) serving on the board of directors of any other corporation with the consent of the Chief Executive Officer of the Company, (ii) engaging in charitable activities and community affairs, and (iii) managing her personal investments and affairs, so long as such activities, individually or collectively, do not consume an unreasonable amount of time and do not
materially   interfere   with  the   proper   performance   of  her  duties  and
responsibilities hereunder. The Employee will have such duties as are appropriate to her position as Executive Vice President and Chief Operating Officer, and will have such authority as required to enable her to perform these duties. Consistent with the foregoing, the Employee shall comply with all reasonable instructions of the Chief Executive Officer of the Company. The Employee will be based in Montvale, New Jersey and her services will be rendered there except insofar as travel may be involved in connection with her regular duties. The Employee will report directly to the Chief Executive Officer of the Company.

90.   Salary and Bonus.

90.1 Salary. The Company will pay the Employee a base salary at an initial annual rate of not less than Five Hundred Thousand Dollars ($500,000.00), which base salary as in effect from time to time will not be reduced and will be reviewed periodically (at intervals of not more than eighteen (18) months) by the Compensation Committee of the Board of Directors (the "Board") for the purpose of considering increases thereof. In evaluating increases in the Employee's base salary, the Compensation Committee of the Board will take into account such factors as corporate performance, individual merit, and such other considerations as it deems appropriate. The Employee's base salary will be paid in accordance with the standard practices for other corporate executives of the Company.

90.2  Bonuses.

           The Employee shall be eligible to participate in the Company's Management Incentive Plan (or any successor annual incentive plan) at a level determined by the Compensation Committee of the Board (or any other authorized committee of the Board) and on a basis commensurate with her position with the Company, provided that for each year of her employment, the Employee shall have a target bonus opportunity at least equal to 50% of her then current annual base salary and her bonus in such plan for the fiscal year 2001 shall be guaranteed.

91.   Benefit Programs.

           The Employee will receive such benefits and awards, including without limitation stock options and restricted share awards, as the Compensation Committee of the Board (or any other authorized committee of the Board) shall determine from time to time on a basis commensurate with her position with the Company and taking into account the awards made to other senior executives. The Employee shall also be eligible to participate in all employee benefit plans and programs of the Company from time to time in effect for the benefit of senior executives of the Company, including, but not limited to, pension and other retirement plans, group life insurance, hospitalization and surgical and major medical coverages, sick leave, salary continuation arrangements, vacations and holidays, long-term disability, and such other benefits as are or may be made available from time to time to senior executives of the Company. In addition to the foregoing, the Employee will be provided with an automobile allowance in accordance in accordance with the Company's Automobile Policy.

92.   Business Expenses and Perquisites.

           The Employee will be reimbursed for all reasonable expenses incurred by her in connection with the conduct of the business of the Company, provided she properly accounts therefor in accordance with the Company's policies. She will also be entitled to such other perquisites as are customary for senior executives of the Company.

93. Office and Services Furnished. The Company shall furnish the Employee with office space, secretarial assistance and such other facilities and services as shall be suitable to the Employee's position and adequate for the performance of her duties hereunder.

94.   Termination of Employment by the Company.

94.1 Involuntary Termination by the Company Other Than For Permanent and Total Disability or For Cause. The Company may terminate the Employee's employment at any time and for any reason by giving her a written notice of termination to that effect at least 45 days before the date of termination. In the event the Company terminates the Employee's employment for any reason other than for Permanent and Total Disability, as provided in Section 7.2, below, or for Cause, as provided in Section 7.3, below, the Employee shall be entitled to the benefits described in Section 10 or Section 11, whichever is applicable.

94.2 Termination Due to Permanent and Total Disability. If the Employee incurs a Permanent and Total Disability, as defined below, the Company may terminate the Employee's employment by giving her written notice of termination at least 45 days before the date of such termination. In the event of such termination of the Employee's employment because of Permanent and Total Disability, the Employee shall be entitled to receive (i) her base salary pursuant to Section
3.1 and any other compensation and benefits to the extent vested or otherwise actually earned by the Employee pursuant to this Agreement or any benefit plan or program of the Company as of the date of such termination of employment at the normal time for payment of such salary, compensation or benefits, and (ii) any reimbursement amounts owing under Section 5. For purposes of this Agreement, the Employee shall be considered to have incurred a Permanent and Total Disability if she is unable to substantially carry out her duties under this Agreement by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The existence of such Permanent and Total Disability shall be evidenced by such medical certification as the Secretary of the Company shall require and shall be subject to the approval of the Compensation Committee of the Board of Directors of the Company.

94.3 Termination for Cause. The Company may terminate the Employee's employment for Cause if (i) the Employee willfully, substantially, and continually fails to perform the duties for which she is employed by the Company, (ii) the Employee willfully fails to comply with the reasonable instructions of the Chief Executive Officer of the Company, (iii) the Employee willfully engages in conduct which is or would reasonably be expected to be materially and demonstrably injurious to the Company, (iv) the Employee willfully engages in an act or acts of dishonesty resulting in material personal gain to the Employee at the expense of the Company, (v) the Employee is convicted of a felony, (vi) the Employee engages in an act or acts of gross malfeasance in connection with his employment hereunder, (vii) the Employee commits a material breach of the confidentiality provision set forth in Section 15, or (viii) the Employee exhibits demonstrable evidence of alcohol or drug abuse having a substantial adverse effect on her job performance hereunder. The Company shall exercise its right to terminate the Employee's employment for Cause by giving her written notice of termination at least 45 days before the date of such termination specifying in reasonable detail the circumstances constituting such Cause. In the event of such termination of the Employee's employment for Cause, the Employee shall be entitled to receive (i) her base salary pursuant to Section
3.1 and any other compensation and benefits to the extent vested or otherwise actually earned pursuant to this Agreement or any benefit plan or program of the Company as of the date of such termination at the normal time for payment of such salary, compensation or benefits and (ii) any amounts owed under the reimbursement policy of Section 5.

95.   Termination of Employment by the Employee.

(a) Good Reason. The Employee may terminate her employment for Good Reason by giving the Company a written notice of termination at least 45 days before the date of such termination specifying in reasonable detail the circumstances constituting such Good Reason. In the event of the Employee's termination of her employment for Good Reason, the Employee shall be entitled to the benefits described in Section 10 or Section 11, whichever is applicable. For purposes of this Agreement, Good Reason shall mean (i) a significant reduction in the scope of the Employee's authority, functions, duties or responsibilities from those set forth in Section 2 of this Agreement, (ii) the Employee being required to report directly to someone other than the Chief Executive Office of the Company,
(iii) the relocation of the Employee's office location to a location more than 50 miles away from the Employee's principal place of employment on January 8, 2001, (iv) any reduction in the Employee's base salary, or (v) a significant reduction in the employee benefits provided to the Employee other than in connection with an across-the-board reduction similarly affecting substantially all senior executives of the Company. If an event constituting a ground for termination of employment for Good Reason occurs, and the Employee fails to give notice of termination within 3 months after the occurrence of such event (or the last event in a series of events that collectively result in the occurrence of the circumstances described in subclauses (i) or (v) above), the Employee shall be deemed to have waived her right to terminate employment for Good Reason in connection with such event (but not for any other event for which the 3-month period has not expired).

(b) Other. The Employee may terminate her employment at any time and for any reason, other than pursuant to subsection (a) above, by giving the Company a written notice of termination to that effect at least 45 days before the date of termination. In the event of the Employee's termination of her employment pursuant to this subsection (b), the Employee shall be entitled to receive (i) her base salary pursuant to Section 3.1 and any other compensation and benefits to the extent vested or otherwise actually earned by the Employee pursuant to this Agreement or any benefit plan or program of the Company as of the date of such termination at the normal time for payment of such salary, compensation or benefits, and (ii) any reimbursement amounts owing under Section 5.

96. Termination of Employment By Death. In the event of the death of the Employee during the course of her employment hereunder, the Employee's estate shall be entitled to receive (i) her base salary pursuant to Section 3.1 and any other compensation and benefits to the extent vested or otherwise actually earned by the Employee pursuant to this Agreement or any other benefit plan or program of the Company as of the date of such termination at the normal time for payment of such salary, compensation or benefits, and (ii) any reimbursement amounts owing under Section 5. In addition, in the event of such death, the Employee's beneficiaries shall receive any death benefits owed to them under the Company's employee benefit plans.

97. Benefits Upon Termination Without Cause or For Good Reason (No Change of Control). If (a) the Employee's employment with the Company shall terminate (i) because of termination by the Company pursuant to Section 7.1 other than for Cause and other than because of Permanent and Total Disability, or (ii) because of termination by the Employee for Good Reason pursuant to Section 8(a), and (b) such termination of employment does not occur within 13 months following a "Change of Control" of the Company (as defined in Section 12), the Employee shall be entitled to the following:

(a) The Company  shall pay to the Employee  her base salary  pursuant to Section
3.1 and any other compensation and benefits to the extent vested or otherwise actually earned by the Employee under this Agreement or any benefit plan or program of the Company as of the date of such termination at the normal time for payment of such salary, compensation or benefits.

(b) The Company shall pay the Employee any reimbursement amounts owing under Section 5.

(c) The Company shall pay to the Employee as a severance benefit for each month during the 18 month period beginning with the month next following the date of termination of the Employee's employment an amount equal to one-twelfth of the sum of (i) her annual rate of base salary immediately preceding his termination of employment, and (ii) the average of her three highest annual bonuses awarded under the Company's annual management incentive bonus plan for any of the five calendar years preceding his termination of employment (or, if she was not eligible for a bonus for at least three calendar years in such five-year period, then the average of such bonuses for all of the calendar years in such five-year period for which she was eligible, and if he was not eligible for such a bonus in any previous year, then 100% of her target annual bonus for the year of termination of her employment), with any deferred bonuses counting for the year earned rather than the year paid. Each such monthly benefit shall be paid no later than the last day of the applicable month. In the event that the Employee dies before the end of such 18-month period, the payments for the remainder of such period shall be made to the Employee's estate.

(d) The Company shall pay to the Employee as a bonus for the year of termination of her employment an amount equal to a portion (determined as provided in the next sentence) of the bonus that the Employee would actually have received under the Company's annual management incentive bonus plan for the calendar year of termination of the Employee's employment if her employment had not terminated (determined on the basis of her actual bonus opportunity and the actual degree of achievement of the applicable performance goals) or, if no bonus opportunity for that year had been established for the Employee at the time of such termination of employment, such portion of the bonus awarded to her under the Company's annual management incentive bonus plan for the calendar year immediately preceding the calendar year of the termination of her employment, with deferred bonuses counting for the year earned rather than the year paid. Such portion shall be determined by dividing the number of days of the Employee's employment during such calendar year up to his termination of employment by 365 (366 if a leap year). Such payment shall be made on or about the date on which bonuses for the applicable year are paid to executives of the Company generally under the Company's annual management incentive bonus plan, and the Employee shall have no right to any further bonuses under said plan.

(e) During the period of 18 months beginning on the date of the Employee's termination of employment, the Employee shall remain covered by the medical, dental, vision, life insurance, and, if reasonably commercially available through nationally reputable insurance carriers, long-term disability plans of the Company that covered her immediately prior to her termination of employment as if she had remained in employment for such period. In the event that the Employee's participation in any such plan is barred, the Company shall arrange to provide the Employee with substantially similar benefits (but, in the case of long-term disability benefits, only if reasonably commercially available). Any medical insurance coverage for such 18-month period pursuant to this subsection
(e) shall become secondary upon the earlier of (i) the date on which the Employee begins to be covered by comparable medical coverage provided by a new employer, or (ii) the earliest date upon which the Employee becomes eligible for Medicare or a comparable Government insurance program.

98. Benefits Upon Termination Without Cause or For Good Reason (Change of Control). If (a) the Employee's employment with the Company shall terminate (i) because of termination by the Company pursuant to Section 7.1 other than for Cause and other than because of Permanent and Total Disability, (ii) because of termination by the Employee for Good Reason pursuant to Section 8(a), or (iii) for any reason during the 30 days beginning on the first anniversary of a Change of Control, and (b) such termination of employment occurs within 13 months following a "Change of Control" of the Company (as defined in Section 12), the Employee shall be entitled to the following:

(a) The Company  shall pay to the Employee  her base salary  pursuant to Section
3.1 and any other compensation and benefits to the extent vested or otherwise actually earned by the Employee under this Agreement or any benefit plan or program of the Company as of the date of such termination at the normal time for payment of such salary, compensation or benefits.

(b) The Company shall pay the Employee any reimbursement amounts owing under Section 5.

(c) The Company shall pay to the Employee as a severance benefit an amount equal to three (3) times the sum of (i) her annual rate of base salary immediately preceding her termination of employment, and (ii) the average of her three highest annual bonuses awarded under the Company's annual management incentive bonus plan for any of the five calendar years preceding her termination of employment (or, if she was not eligible for a bonus for at least three calendar years in such five-year period, then the average of such bonuses for all of the calendar years in such five-year period for which she was eligible, and if she was not eligible for such a bonus in any previous year, then 100% of her target annual bonus for the year of termination of her employment), with any deferred bonuses counting for the year earned rather than the year paid. Such severance benefit shall be paid in a lump sum within 30 days after the date of such termination of employment.

(d) The Company shall pay to the Employee as a bonus for the year of termination of her employment an amount equal to a portion (determined as provided in the next sentence) of the bonus that the Employee would actually have received under the Company's annual management incentive bonus plan for the calendar year of termination of the Employee's employment if her employment had not terminated (determined on the basis of her actual bonus opportunity and the actual degree of achievement of the applicable performance goals) or, if no bonus opportunity for that year had been established for the Employee at the time of such termination of employment, such portion of the bonus awarded to her under the Company's annual management incentive bonus plan for the calendar year immediately preceding the calendar year of the termination of her employment, with deferred bonuses counting for the year earned rather than the year paid. Such portion shall be determined by dividing the number of days of the Employee's employment during such calendar year up to her termination of employment by 365 (366 if a leap year). Such payment shall be made on or about the date on which bonuses for the applicable year are paid to executives of the Company generally under the Company's annual management incentive bonus plan, and the Employee shall have no right to any further bonuses under said plan.

(e) During the period of 36 months beginning on the date of the Employee's termination of employment, the Employee shall remain covered by the medical, dental, vision, life insurance, and, if reasonably commercially available through nationally reputable insurance carriers, long-term disability plans of the Company that covered her immediately prior to her termination of employment as if she had remained in employment for such period. In the event that the Employee's participation in any such plan is barred, the Company shall arrange to provide the Employee with substantially similar benefits (but, in the case of long-term disability benefits, only if reasonably commercially available). Any medical insurance coverage for such 36-month period pursuant to this subsection
(e) shall become secondary upon the earlier of (i) the date on which the Employee begins to be covered by comparable medical coverage provided by a new employer, or (ii) the earliest date upon which the Employee becomes eligible for Medicare or a comparable Government insurance program.

99. Change of Control. For the purposes of this Agreement, a "Change of Control" shall be deemed to have occurred if (a) any person or persons acting together which would constitute a "group" for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (other than the Company, any subsidiary of the Company, and Tengelmann Warenhandelsgesellschaft (a partnership organized under the laws of the Federal Republic of Germany or any successor to such partnership, hereinafter "Tengelmann")) shall beneficially own (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, at least 30% of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of the Board and such voting power exceeds the then current voting power of Tengelmann; (b) control of Tengelmann is acquired by any person or persons other than family members or entities controlled by family members of Erivan Haub; (c) Current Directors (as herein defined) shall cease for any reason to constitute at least a majority of the members of the Board (for this purpose, a "Current Director" shall mean any member of the Board as of the date hereof and any successor of a Current Director whose election, or nomination for election by the Company's shareholders, was approved by at least two-thirds of the Current Directors then on the Board); (d) the shareholders of the Company approve (i) a plan of complete liquidation of the Company or (ii) an agreement providing for the merger or consolidation of the Company other than a merger or consolidation in which (x) the holders of the common stock of the Company immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger or (y) the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporation; or (e) the shareholders of the Company approve an agreement (or agreements) providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company.

100. Entitlement to Other Benefits. Except as otherwise provided in this Agreement, this Agreement shall not be construed as limiting in any way any rights or benefits that the Employee or her spouse, dependents or beneficiaries may have pursuant to any other plan or program of the Company.

101.  Non-Competition.

           The Employee agrees that during the term of this Agreement and for a period of eighteen months following termination of her employment, the Employee will not, within any of the geographical areas of the United States or Canada in which the Company is then conducting business (either directly or through franchisees), directly or indirectly, own, manage, operate, control, be employed by, participate in, provide consulting services to, or be connected in any manner with the ownership, management, operation or control of any business engaged in retail sale of goods and products that are in direct competition with any of the types of businesses conducted by the Company to any significant extent during her employment or on the date of termination of her employment, except the Employee may own for investment purposes up to 1% of the capital stock of any company whose stock is publicly traded, and during such two year period following termination of her employment the Employee will not contact or solicit employees of the Company for the purpose of inducing such employees to leave the employ of the Company.

102.  Confidential Information and Trade Secrets.

           The Employee hereby acknowledges that she will have access to and become acquainted with various trade secrets and proprietary information of the Company and other confidential information relating to the Company. The Employee covenants that she will not, directly or indirectly, disclose or use such information except (i) as is necessary and appropriate in connection with her employment by the Company, (ii) as is required pursuant to a judicial or administrative subpoena or (iii) if such information is already in the public domain (other than by reason of the Employee's breach of her obligations hereunder). Subject to the exceptions set forth above, the Employee also agrees that she will otherwise adhere in all respects to the Company's policies against the use or disclosure of such information.

103.  Arbitration; Injunctive Relief.

           Any controversy or claim arising out of or relating to this Agreement, directly or indirectly, or the performance or breach thereof, will be settled by arbitration in accordance with the rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The arbitration will be held in New York, New York, or such other place as may be agreed upon at the time by the parties to the arbitration. The parties shall bear their own expenses in connection with any arbitration or proceeding arising out of or relating to this Agreement, directly or indirectly, or the performance or breach thereof; provided, however, that in the event that the Employee substantially prevails, the Company agrees promptly to reimburse the Employee for all expenses (including costs and fees of witnesses, evidence and attorneys fees and expenses) reasonably incurred by her in investigating, prosecuting, defending, or preparing to prosecute or defend any action, proceeding or claim arising out of or relating to this Agreement, directly or indirectly, or the performance or breach thereof. The parties acknowledge and agree that a breach of Employee's obligations under Sections 14 or 15 could cause irreparable harm to Company for which Company would have no adequate remedy at law, and further agree that, notwithstanding the agreement of the parties to arbitrate controversies or claims as set forth above, the Company may apply to a court of competent jurisdiction to seek to enjoin preliminarily or permanently any breach or threatened breach of the Employee's obligations under Sections 14 and 15.

104.  Indemnification.

           The Company shall indemnify and hold the Employee harmless to the fullest extent legally permissible under the laws of the State of Maryland, against any and all expenses, liabilities and losses (including attorney's fees, judgments, fines and amounts paid in settlement) reasonably incurred or suffered by him by reason of any claim or cause of action asserted against her because of her service at any time as a director or officer of the Company. The Company shall advance to the Employee the amount of her expenses incurred in connection with any proceeding relating to such service to the fullest extent legally permissible under the laws of the State of Maryland. Notwithstanding the foregoing, the Company's obligations pursuant to this Section 17 shall not apply in the case of any claim or cause of action by or in the right of the Company or any subsidiary thereof.

105.  Liability Insurance.

           To the extent that Company maintains a directors and officers liability insurance policy in effect, the Company will take all steps necessary to ensure that the Employee is covered under such policy for her service as a director or officer of the Company or any subsidiary of the Company with respect to claims made at any time with respect to such service.

106.  Certain Additional Payments by the Company.

           (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution made, or benefit provided (including, without limitation, the acceleration of any payment, distribution or benefit and the accelerated exercisability of any stock option), to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 19) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (or any similar excise tax) or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive from the Company an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes (including any Excise Tax, income tax or employment tax and taking into account any lost or reduced tax deductions on account of such Gross-Up Payment) imposed upon the Gross-Up Payment and any interest or penalties imposed with respect to such taxes, the Employee retains from the Gross-Up Payment an amount equal to the Excise Tax imposed upon the Payments.

           (b) Subject to the provisions of Section 19(c), all determinations required to be made under this Section 19, including determination of whether a Gross-Up Payment is required and of the amount of any such Gross-up Payment, shall be made by Deloitte & Touche (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days of the date of termination of the Employee's employment, if applicable, or such earlier time as is requested by the Company, provided that any determination that an Excise Tax is payable by the Employee shall be made on the basis of substantial authority. The initial Gross-Up Payment, if any, as determined pursuant to this Section 19(b), shall be paid to the Employee within five business days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Employee, it shall furnish the Employee with a written opinion that she has substantial authority not to report any Excise Tax on her Federal income tax return. Any determination by the Accounting Firm meeting the requirements of this Section 19(b) shall be binding upon the Company and the Employee; subject only to payments pursuant to the following sentence based on a determination that additional Gross-Up Payments should have been made, consistent with the calculations required to be made hereunder (the amount of such additional payments is referred to herein as the "Gross-Up Underpayment"). In the event that the Company exhausts its remedies pursuant to Section 19(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Gross-Up Underpayment that has occurred and any such Gross-Up Underpayment shall be promptly paid by the Company to or for the benefit of the Employee. The fees and disbursements of the Accounting Firm shall be paid by the Company.

           (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of a Gross-Up Payment. Such notification shall be given as soon as practicable but not later than ten business days after the Employee receives written notice of such claim and shall apprise the Company of the nature of such claim and the date on which such Claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which she gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim and that it will bear the costs and provide the indemnification as required by this sentence, the Employee shall:

           (i) give the Company any information reasonably requested by the Company relating to such claim,

           (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

           (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

           (iv) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax, income tax or employment tax (taking into account any lost or reduced tax deductions on account of such payments), including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 19(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Employee on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax, income tax or employment tax (taking into account any lost or reduced tax deductions on account of such advance), including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to the payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

           (d) If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 19(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Company's complying with the requirements of Section 19(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 19(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the Company does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then any obligation of the Employee to repay such advance shall be forgiven and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

107. No Duty to Seek Employment. The Employee shall not be under any duty or obligation to seek or accept other employment following termination of employment, and no amount, payment or benefits due to the Employee hereunder shall be reduced or suspended if the Employee accepts subsequent employment.

108.

           Deductions and Withholding.

           All amounts payable or which become payable under any provision of this Agreement shall be subject to any deductions authorized by the Employee and any deductions and withholdings required by law.

109.  Governing Law.

           The validity, interpretation and performance of this Agreement will be governed by the laws of the State of New Jersey without regard to the conflict of law provisions.

110.  Notice.

           Any written notice required to be given by one Party to the other Party hereunder will be deemed effected if mailed by registered mail:

To the Company at:    The Great Atlantic & Pacific Tea Company
                      2 Paragon Drive
                      Montvale, New Jersey 07645
                      Attention: General Counsel

To the Employee at:  17 Worthington Avenue
                     Spring Lake, New Jersey 07762

or such other address as may be stated in a notice given as hereinbefore provided.

111.  Severability.

           If any one or more of the provisions contained in this Agreement is held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision hereof.

112.  Successors and Assigns.

           This Agreement will be binding upon and inure to the benefit of the Parties hereto and their personal representatives, and, in the case of the Company, its successors and assigns. To the extent the Company's obligations under this Agreement are transferred to any successor or assign, such successor or assign shall be treated as the "Company" for purposes of this Agreement. Other than as contemplated by this Agreement, the Employee may not assign his rights or duties under this Agreement.

113.  Continuing Effect.

           Wherever appropriate to the intention of the Parties hereto, the respective rights and obligations of the Parties, including the obligations referred to in Sections 10, 11, 14, 15 and 19, hereof, will survive any termination or expiration of the term of this Agreement.

114.  Entire Agreement.

           This Agreement constitutes the entire agreement between the Parties and supersedes any and all other agreements and understandings between the Parties in respect of the matters addressed in this Agreement.

115.  Amendment and Waiver.

           No amendment or waiver of any provision of this Agreement shall be effective, unless the same shall be in writing and signed by the Parties, and then such amendment, waiver or consent shall be effective only in the specific instance or for the specific purpose for which such amendment, waiver or consent was given.

116. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all of which together shall constitute one and the same instrument.

           IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Employee has hereunto set his hand as of the day and year first above written.

                                    THE GREAT ATLANTIC & PACIFIC TEA
                                        COMPANY, INC.


                                       By:
                                        Name: Christian Haub
                                        Title: Chief Executive Officer



                                        Elizabeth R. Culligan